Exhibit 99.2

MEDICAL PROPERTIES TRUST Supplemental Information

MEDICALPROPERTIESTRUST.COM TABLE OF CONTENTS     COMPANY OVERVIEW Company Information3 FINANCIAL INFORMATION Reconciliation of Net Income to Funds from Operations5 Debt Summary6 Debt Maturity Schedule7 Pro Forma Net Debt /Annualized Adjusted EBITDA8 PORTFOLIO INFORMATION Lease and Mortgage Loan Maturity Schedule9 Total Pro Forma Gross Assets and Actual Revenue by Asset Type, Operator, State and Country10 EBITDAR to Rent Coverage13 Summary of Acquisitions and Development Projects14 FINANCIAL STATEMENTS Consolidated Statements of Income15 Consolidated Balance Sheets16    FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; estimated debt metrics, portfolio diversification, capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report. On the Cover: Renderings and photo of Circle Birmingham, an MPT-owned hospital now under construction in Birmingham, U.K.    Q1 2018 | SUPPLEMENTAL INFORMATION                2

COMPANY OVERVIEW Medical Properties Trust, Inc. is a Birmingham, Alabama based self-advised real estate investment trust formed to capitalize on the changing trends in healthcare delivery by acquiring and developing net-leased healthcare facilities. MPT’s financing model allows hospitals and other healthcare facilities to unlock the value of their underlying real estate in order to fund facility improvements, technology upgrades, staff additions and new construction. Facilities include acute care hospitals, inpatient rehabilitation hospitals, long-term acute care hospitals, and other medical and surgical facilities. OFFICERS Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer Emmett E. McLean Executive Vice President, Chief Operating Officer and Secretary J. Kevin Hanna Vice President, Controller and Chief Accounting Officer Rosa H. Hooper Vice President, Managing Director of Asset Management and Underwriting Charles R. Lambert Treasurer and Managing Director of Capital Markets BOARD OF DIRECTORS Edward K. Aldag, Jr. G. Steven Dawson    R. Steven Hamner Elizabeth N. Pitman D. Paul Sparks, Jr. Michael G. Stewart C. Reynolds Thompson, III CORPORATE HEADQUARTERS Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 MPT Officers: R. Steven Hamner, Emmett E. McLean, Edward K. Aldag, Jr., (205) 969-3756 (fax) Rosa H. Hooper, J. Kevin Hanna and Charles R. Lambert www.medicalpropertiestrust.com Q1 2018 | SUPPLEMENTAL INFORMATION                3

COMPANY OVERVIEW (continued) INVESTOR RELATIONS    CAPITAL MARKETS Tim Berryman Charles Lambert Director—Investor RelationsTreasurer and Managing Director—Capital Markets (205) 397-8589 tberryman@medicalpropertiestrust.com(205) 397-8897 clambert@medicalpropertiestrust.com TRANSFER AGENTSTOCK EXCHANGESENIOR UNSECURED LISTING ANDDEBT RATINGS and American Trust Company Stock TransferTRADING SYMBOLMoody’s – Ba1 6201 15th AvenueNew York Stock ExchangeStandard & Poor’s – BBB- Brooklyn, NY 11219(NYSE): MPW CONTINUUM OF CARE Medical Properties Trust focuses on the most critical components of healthcare delivery.    ACUTE CARE HOSPITALS & FREE STANDING EMERGENCY ROOMS INPATIENT REHABILITATION FACILITIES LONG-TERM ACUTE CARE HOSPITALS NURSING HOMES ASSISTED LIVING HOME HEALTH CARE MPT facility types shown in green.    INTENSITY OF CARE NURSING HOMES LOWER ASSISTED LIVING HOME HEALTH CARE LONG-TERM ACUTE CARE HOSPITALS INPATIENT REHABILITATION FACILITIES ACUTE CARE HOSPITALS REHIGH Q1 2018 | SUPPLEMENTAL INFORMATION                4

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Unaudited)

(Amounts in thousands, except per share data)

	For the Three Months Ended
	March 31, 2018	March 31, 2017
FFO INFORMATION:
Net income attributable to MPT common stockholders	$90,601	$67,970
Participating securities’ share in earnings	(195)	(125)

Net income, less participating securities’ share in earnings	$90,406	$67,845
Depreciation and amortization (A)	36,517	28,099
Gain on sale of real estate, net	(1,467)	(7,413)

Funds from operations	$125,456	$88,531
Write-off of straight-line rent and other	6,059	1,117
Debt refinancing costs	—	13,629
Acquisition costs, net of tax benefit (A)	—	2,645

Normalized funds from operations	$131,515	$105,922

Share-based compensation	1,856	1,971
Debt costs amortization	1,789	1,617
Straight-line rent revenue and other (A)	(23,425)	(16,482)

Adjusted funds from operations	$111,735	$93,028

PER DILUTED SHARE DATA:
Net income, less participating securities’ share in earnings	$0.25	$0.21
Depreciation and amortization (A)	0.09	0.09
Gain on sale of real estate, net	—	(0.02)

Funds from operations	$0.34	$0.28
Write-off of straight-line rent and other	0.02	—
Debt refinancing costs	—	0.04
Acquisition costs, net of tax benefit (A)	—	0.01

Normalized funds from operations	$0.36	$0.33

Share-based compensation	0.01	0.01
Debt costs amortization	—	—
Straight-line rent revenue and other (A)	(0.06)	(0.05)

Adjusted funds from operations	$0.31	$0.29

(A)	Includes our share of real estate depreciation, acquisition expenses, and straight-line rent revenue from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the “Other” line on the consolidated statements of income.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

Q1 2018  |  SUPPLEMENTAL INFORMATION     5

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT SUMMARY

(as of March 31, 2018)

($ amounts in thousands)

Debt Instrument	Rate Type	Rate	Balance
2021 Credit Facility Revolver	Variable	2.970% - 3.130%	$795,000
2021 Credit Facility Revolver (GBP) (A)	Variable	1.770%	12,614
2022 Term Loan	Variable	3.290%	200,000
4.000% Notes Due 2022 (Euro) (B)	Fixed	4.000%	616,200
6.375% Notes Due 2024	Fixed	6.375%	500,000
5.500% Notes Due 2024	Fixed	5.500%	300,000
3.325% Notes Due 2025 (Euro) (B)	Fixed	3.325%	616,200
5.250% Notes Due 2026	Fixed	5.250%	500,000
5.000% Notes Due 2027	Fixed	5.000%	1,400,000

			$4,940,014
Debt issuance costs			(41,650)

	Weighted average rate	4.470%	$4,898,364

(A) Represents credit facility borrowings in pound sterling and converted to U.S. dollars at March 31, 2018.

(B) Represents bonds issued in euros and converted to U.S. dollars at March 31, 2018.

Q1 2018  |  SUPPLEMENTAL INFORMATION     6

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

($ amounts in thousands)

Debt Instrument	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
2021 Credit Facility Revolver	$—	$—	$—	$795,000	$—	$—	$—	$—	$—	$—
2021 Credit Facility Revolver (GBP)	—	—	—	12,614	—	—	—	—	—	—
2022 Term Loan	—	—	—	—	200,000	—	—	—	—	—
4.000% Notes Due 2022 (Euro)	—	—	—	—	616,200	—	—	—	—	—
6.375% Notes Due 2024	—	—	—	—	—	—	500,000	—	—	—
5.500% Notes Due 2024	—	—	—	—	—	—	300,000	—	—	—
3.325% Notes Due 2025 (Euro)	—	—	—	—	—	—	—	616,200	—	—
5.250% Notes Due 2026	—	—	—	—	—	—	—	—	500,000	—
5.000% Notes Due 2027	—	—	—	—	—	—	—	—	—	1,400,000

	$—	$—	$—	$807,614	$816,200	$—	$800,000	$616,200	$500,000	$1,400,000

Q1 2018  |  SUPPLEMENTAL INFORMATION     7

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA

(Unaudited)

(Amounts in thousands)

For the Three Months Ended
March 31, 2018
Net income attributable to MPT common stockholders	$90,601
Pro forma adjustments for mid-quarter acquisitions and acquisitions that occurred after the period (A)	1,390

Pro forma net income	$91,991
Add back:
Interest	57,023
Depreciation and amortization	38,574
Stock-based compensation	1,856
Gain on sale of real estate, net	(1,467)
Write-off of straight-line rent and other	6,059
Income tax expense	1,175

1Q 2018 Pro forma adjusted EBITDA	$195,211

Annualization (B)	$798,984

Total debt	$4,898,364
Pro forma changes to cash and debt balance after March 31, 2018 (A)	(155,936)

Pro forma net debt	$4,742,428

Pro forma net debt / annualized adjusted EBITDA	5.9x

(A)	The schedule reflects our previously disclosed commitment to acquire one RCCH facility for $17.5 million.
(B)	Annualization is adjusted for certain timing differences included in net income.

Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude stock compensation expense, gains or losses on real estate and other dispositions, debt refinancing charges, and impairment charges to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.

Q1 2018  |  SUPPLEMENTAL INFORMATION     8

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

LEASE AND MORTGAGE LOAN MATURITY SCHEDULE

(as of March 31, 2018)

($ amounts in thousands)

Years of Maturities (A)	Total Properties (B)	Base Rent/Interest (C)	Percent of Total Base Rent/Interest
2018	10	$5,367	0.7%
2019	4	9,211	1.3%
2020	1	2,050	0.3%
2021	3	13,675	1.9%
2022	15	75,445	10.4%
2023	4	13,150	1.8%
2024	1	2,320	0.3%
2025	7	23,352	3.2%
2026	6	26,995	3.8%
2027	1	3,051	0.4%
2028	5	7,106	1.0%
Thereafter	199	542,523	74.9%

	256	$724,245	100.0%

(A)	Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements.
(B)	Includes properties currently subject to either a lease or mortgage loan; however, the schedule specifically excludes two facilities that are under development, Twelve Oaks facility that is not fully occupied, and nine properties owned through joint venture arrangements. The schedule reflects our previously disclosed commitment to acquire one RCCH facility for $17.5M.
(C)	Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

Q1 2018  |  SUPPLEMENTAL INFORMATION     9

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY ASSET TYPE

(March 31, 2018)

($ amounts in thousands)

Asset Types	Total Pro Forma Gross Assets (B)	Percentage of Pro Forma Gross Assets	YTD Actual Revenue	Percentage of Total Actual Revenue
General Acute Care Hospitals (A)	$6,649,810	69.7%	$145,797	71.1%
Inpatient Rehabilitation Hospitals	2,064,586	21.6%	50,159	24.5%
Long-Term Acute Care Hospitals	364,116	3.8%	9,090	4.4%
Other assets	466,095	4.9%	—	—

Total	$9,544,607	100.0%	$205,046	100.0%

(A)	Includes three medical office buildings.
(B)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated May 3, 2018 for reconciliation of total assets to pro forma total gross assets at March 31, 2018.

Q1 2018  |  SUPPLEMENTAL INFORMATION     10

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY OPERATOR

(March 31, 2018)

($ amounts in thousands)

Operators	Total Pro Forma Gross Assets (A)	Percentage of Pro Forma Gross Assets	YTD Actual Revenue	Percentage of Total Actual Revenue
Steward	$3,459,275	36.2%	$73,227	35.7%
MEDIAN	1,261,991	13.2%	29,088	14.2%
Prime Healthcare	1,120,737	11.7%	31,778	15.5%
Ernest Health	612,112	6.4%	16,416	8.0%
RCCH	506,265	5.3%	9,537	4.7%
26 operators	2,118,132	22.3%	45,000	21.9%
Other assets	466,095	4.9%	—	—

Total	$9,544,607	100.0%	$205,046	100.0%

(A)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated May 3, 2018 for reconciliation of total assets to pro forma total gross assets at March 31, 2018.

Q1 2018  |  SUPPLEMENTAL INFORMATION     11

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY U.S. STATE AND COUNTRY

(March 31, 2018)

($ amounts in thousands)

U.S. States and Other Countries	Total Pro Forma Gross Assets (A)	Percentage of Pro Forma Gross Assets	YTD Actual Revenue	Percentage of Total Actual Revenue
Massachusetts	$1,298,226	13.6%	$26,940	13.1%
Texas	1,260,795	13.2%	30,355	14.8%
Utah	1,035,748	10.9%	20,871	10.2%
California	542,873	5.7%	16,666	8.1%
Arizona	489,185	5.1%	11,386	5.6%
24 Other States	2,616,686	27.4%	60,037	29.3%
Other assets	402,841	4.2%	—	—

United States	$7,646,354	80.1%	$166,255	81.1%
Germany	$1,623,755	17.0%	$37,665	18.4%
Italy	99,532	1.0%	—	—
United Kingdom	84,804	0.9%	993	0.4%
Spain	26,908	0.3%	133	0.1%
Other assets	63,254	0.7%	—	—

International	$1,898,253	19.9%	$38,791	18.9%

Total	$9,544,607	100.0%	$205,046	100.0%

(A)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated May 3, 2018 for reconciliation of total assets to pro forma total gross assets at March 31, 2018.

Q1 2018  |  SUPPLEMENTAL INFORMATION     12

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

Same Store EBITDAR(1) Rent Coverage

YOY and Sequential Quarter Comparisons by Property Type

Stratification of Portfolio EBITDAR Rent Coverage

EBITDAR Rent Coverage TTM	Investment (in thousands)	No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	$189,931	4	4.4%
3.00x - 4.49x	$122,408	2	2.9%
1.50x - 2.99x	$72,529	5	1.7%
Less than 1.50x	$19,594	2	0.5%
Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.1x	$3,881,791	120	90.5%
General Acute Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.6x	$1,960,791	39	45.7%
Inpatient Rehabilitation Facilities Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.5x	$1,563,530	64	36.5%
Long-Term Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.4x	$357,470	17	8.3%

Notes:

Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included.

All data presented is on a trailing twelve month basis.

(1)	EBITDAR adjusted for non-recurring items.

Q1 2018  |  SUPPLEMENTAL INFORMATION     13

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

SUMMARY OF COMPLETED ACQUISITIONS / DEVELOPMENT PROJECTS FOR THE THREE MONTHS ENDED MARCH 31, 2018

($ amounts in thousands)

Operator	Location	Costs Incurred as of 3/31/2018	Rent Commencement Date	Acquisition/ Development
Ernest Health	Flagstaff, Arizona	$23,812	3/1/2018	Development

		$23,812

SUMMARY OF CURRENT INVESTMENT COMMITMENTS AS OF MARCH 31, 2018 ($ amounts in thousands)
Operator	Location	Commitment	Acquisition/ Development
RCCH	Pasco, Washington	$17,500	Acquisition

		$17,500

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF MARCH 31, 2018 ($ amounts in thousands)
Operator	Location	Commitment	Cost Incurred as of 3/31/2018	Estimated Completion Date
Circle Health	United Kingdom	$45,211	$18,369	Q1 2019

Surgery Partners	Idaho Falls, Idaho	113,468	16,753	Q1 2020

		$158,679	$35,122

Q1 2018  |  SUPPLEMENTAL INFORMATION     14

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Unaudited)

(Amounts in thousands, except per share data)

	For the Three Months Ended
	March 31, 2018	March 31, 2017
Revenues
Rent billed	$128,011	$96,763
Straight-line rent	15,791	12,779
Income from direct financing leases	17,681	17,880
Interest and fee income	43,563	28,975

Total revenues	205,046	156,397
Expenses
Interest	57,023	38,029
Real estate depreciation and amortization	35,802	27,586
Property-related	2,184	1,328
General and administrative	17,818	13,197
Acquisition costs	—	2,756

Total expenses	112,827	82,896

Other income (expense)
Gain on sale of real estate, net	1,467	7,413
Debt refinancing costs	—	(13,629)
Other	(1,468)	1,767

Total other income (expense)	(1)	(4,449)

Income before income tax	92,218	69,052
Income tax expense	(1,175)	(867)

Net income	91,043	68,185
Net income attributable to non-controlling interests	(442)	(215)

Net income attributable to MPT common stockholders	$90,601	$67,970

Earnings per common share – basic and diluted:
Net income attributable to MPT common stockholders	$0.25	$0.21

Weighted average shares outstanding – basic	364,882	321,057
Weighted average shares outstanding – diluted	365,343	321,423
Dividends declared per common share	$0.25	$0.24

Q1 2018  |  SUPPLEMENTAL INFORMATION     15

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(Amounts in thousands, except per share data)

	March 31, 2018	December 31, 2017
	(Unaudited)	(A)
ASSETS
Real estate assets
Land, buildings and improvements, intangible lease assets, and other	$5,867,286	$5,944,220
Mortgage loans	1,927,393	1,778,316
Net investment in direct financing leases	686,024	698,727

Gross investment in real estate assets	8,480,703	8,421,263
Accumulated depreciation and amortization	(493,782)	(455,712)

Net investment in real estate assets	7,986,921	7,965,551
Cash and cash equivalents	138,314	171,472
Interest and rent receivables	81,965	78,970
Straight-line rent receivables	202,317	185,592
Other assets	622,323	618,703

Total Assets	$9,031,840	$9,020,288

LIABILITIES AND EQUITY
Liabilities
Debt, net	$4,898,364	$4,898,667
Accounts payable and accrued expenses	206,891	211,188
Deferred revenue	15,549	18,178
Lease deposits and other obligations to tenants	57,847	57,050

Total Liabilities	5,178,651	5,185,083
Equity
Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 500,000 shares; issued and outstanding - 364,695 shares at March 31, 2018
and 364,424 shares at December 31, 2017	365	364
Additional paid-in capital	4,333,972	4,333,027
Distributions in excess of net income	(484,804)	(485,932)
Accumulated other comprehensive loss	(9,961)	(26,049)
Treasury shares, at cost	(777)	(777)

Total Medical Properties Trust, Inc. Stockholders’ Equity	3,838,795	3,820,633
Non-controlling interests	14,394	14,572

Total Equity	3,853,189	3,835,205

Total Liabilities and Equity	$9,031,840	$9,020,288

(A)	Financials have been derived from the prior year audited financial statements.

Q1 2018  |  SUPPLEMENTAL INFORMATION     16

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Tim Berryman, Director—Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com or Charles Lambert, Treasurer and Managing Director—Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com A t the V ery h eArt of h eAlthcAre®.